SUPPLEMENT DATED APRIL 26, 2013

TO PROSPECTUS DATED MAY 1, 1997
FOR NEW YORK PREFERRED ADVISOR

ISSUED BY LIBERTY LIFE ASSURANCE COMPANY OF BOSTON
VARIABLE ACCOUNT K

1)	Pursuant to shareholder approval, after the close of business on April 26, 2013, Columbia Variable Portfolio – Money Market Fund merged into Columbia Variable Portfolio – Cash Management Fund.

2)	Effective May 1, 2013, Columbia Variable Portfolio – Short Duration U.S. Government Fund is renamed Columbia Variable Portfolio – U.S. Government Mortgage Fund.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

NY Preferred Advisor 2013